                                                                    EXHIBIT 10.9

                         STRATEGIC ALLIANCE AGREEMENT

                                 BY AND BETWEEN

                        FEV MOTORENTECHNIK GMBH & CO. KG

                                      AND

                              DSP TECHNOLOGY INC.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          STRATEGIC ALLIANCE AGREEMENT

     This Agreement is entered into by and between FEV Motorentechnik GmbH & Co. KG ("FEV") with a place of business at Neuenhofstrasse 181, D-52078 Aachen and DSP Technology Inc. ("DSPT") with a place of business at 48500 Kato Road, Fremont, California 94538. The effective date of this Agreement shall be February 26, 1995 ("Effective Date").

     WHEREAS, FEV and DSPT, providing complementary products, desire to combine resources to survive the strong competition in the field of test and instrumentation products for the Transportation Industry.

     NOW THEREFORE, the Parties agree to enter into a strategic alliance to achieve the aforementioned goals and hereby agree as follows:

1.  Definitions.  This Agreement and the definitions herein are limited to Test
    -----------
and Instrumentation Products, unless otherwise explicitly stated.

    1.1  Continuous Product Improvement shall mean minor changes to software or
         ------------------------------
hardware such as bug fixes, hardware ECOs (internal engineering change orders) without adding new functionality (features and/or functions) to a Product or PreExisting Product. These do not require a Product Appendix.

    1.2  Competitor shall mean any person or legal entity and its subsidiaries
         ----------
which develops and/or markets one or more products or services for the Transportation Industry which are the same or substantially similar to those of DSPT or FEV, respectively. Competitors of each Party shall be set forth under the other Party's name (as Target) on the Competitor List, which shall be initially delivered and executed by both Parties upon execution of this Agreement and which may be modified from time to time by mutual agreement of the Management Team, as evidenced by each Party executing such revised Competitor List. Neither Party shall unreasonably withhold approval of modifications to the other Party's Competitor List to add an entity as a Competitor of a Party in cases of evident and substantial competition by an entity with such Party.

    1.3  Developers shall mean employees, agents or contractors of either Party.
         ----------

    1.4  Documentation shall mean any and all of the documents and other
         -------------
materials, prepared in accordance with industry standards and practices, relating to the Independent Technology or Joint Technology necessary to manufacture the Products, PreExisting Products or Enhanced Products.

    1.5  Enhancements shall mean any additions to functionality (new features
         ------------
and/or functions), specifically designed for use in and primarily sold to the Transportation Industry, to any Product, PreExisting Product or Enhanced Product hardware and/or software, which is successfully developed pursuant to a Product Appendix.

         1.5.1  Customer Proprietary Enhancement shall mean a customer
                --------------------------------
requested addition or change in functionality (features or functions) in Products, PreExisting Products or Enhanced Products, in either hardware or software, that is proprietary to that customer, and such customer has requested in writing not to share such proprietary information with the other Party. While these do not require a Product Appendix, to the extent permissible, the developing Party must inform the other Party in writing that such Customer Proprietary Enhancements have been requested.

         1.5.2  Localized Enhancement shall mean an Enhancement with
                ---------------------
specialized functions for a particular market or customer where such Enhancement is not proprietary to such customer. This requires a Product Appendix.

         1.6  Enhanced Product shall mean a PreExisting Product or New Product
              ----------------
with one or more Enhancements.

         1.7  Free Products shall mean [*]. All Free Products in existence as
              -------------
of the Effective Date shall be set forth on the "Free Products List," which shall be initially delivered and executed by the Management Team upon execution of this Agreement. The Free Products List may be modified from time to time by mutual agreement of both Parties, as evidenced by the Management Team executing such revised Free Products List.

         1.8  GPM (Guidelines for Product Management) shall mean guidelines
              --------------------------------------
which [*].

         1.9  Group Managers shall mean the highest ranking manager of each
              --------------
Party who is directly responsible for that Party's integrated Test and Instrumentation Products for the Transportation Industry.

         1.10  Independent Technology shall mean Technology solely owned by
               ----------------------
either Party which is not publicly available and which is in existence and has been incorporated into a PreExisting Product or a Free Product or any other product solely owned by either Party as of the date it is contributed to a Product Appendix pursuant to Paragraph 12.2 ("Technology Exchange").

         1.11  Intellectual Property Rights shall mean all patents and other
               ----------------------------
patent rights (such as continuations, continuations in part, and reissues), utility models, copyrights and mask work rights, including without limitation, all applications and registrations with respect thereto, rights in trade secrets, know-how, trademarks and trade names and all other intellectual property rights which are held by one or both Parties in any jurisdiction.

         1.12  Invention shall mean any Invention or discovery which is or may
               ---------
be patentable or otherwise protectable under Title 35 of the United States Code or Section 1 et seq. of the German Patentgesetz and Gebrauchsmustergesetz (the "Patent Laws") as applicable. For the purposes of this Agreement, an invention or discovery shall be deemed to be an Invention when a Party determines that it is patentable under the Patent Laws of that Party's nationality, or the Parties mutually determine that it is patentable under either of the Patent Laws.

         1.13  Joint Inventions shall mean those Inventions that [*].
               ----------------

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

         1.14  Joint Technology shall mean [*].
               ----------------

         1.15  Management Team shall mean Geschftsfuhrender Gesellschafter of
               ---------------
FEV and CEO of DSPT.

         1.16  Manufacturing Cost shall mean [*].
               ------------------

         1.17  New Product shall mean [*]. The New Products include but are not
               -----------
limited to those Products listed on the New Products List initially delivered and executed by both Parties upon execution of this Agreement.

         1.18  Net Realized Revenue shall mean the price paid by the customer
               --------------------
for Products, PreExisting Products and Enhanced Products, and documented in the invoice, [*].

         1.19  Parallel Product shall mean a product, [*].
               ----------------

         1.20  Party shall mean either FEV or DSPT, and Parties shall mean FEV
               -----
and DSPT.

         1.21  PreExisting Product shall mean [*].
               -------------------

         1.22  Patents shall mean all patents owned solely by a Party, or
               -------
jointly by the Parties.

         1.23  Product(s) shall mean:
               ----------
               (i)   Enhancements
               (ii)  Localized Enhancements
               (iii) New Products

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         1.24  Product Appendix shall mean [*]. The Product Appendix Form shall
               ----------------
be developed by the Parties and delivered upon execution of this Agreement, and may be modified from time to time by mutual agreement of both Parties. Each Product Appendix shall incorporate by reference the terms and conditions of this Agreement. Draft Product Appendices for those products on the New Product List and for certain Enhancements and PreExisting Products shall be initially delivered and executed by the Parties upon execution of this Agreement and shall be modified and completed after the Effective Date, as evidenced by the mutual execution of such Product Appendices by the Parties.

         1.25  Product Development shall mean the development of Enhancements
               -------------------
and New Products, in addition to the Continuous Product Improvement of PreExisting Products, Enhancements, and New Products.

         1.26  Product Leader shall mean the Party who is responsible for
               --------------
complete product management consistent with the terms of the Product Appendix. The initial Product Leaders are set forth on the Product Leader List initially delivered and executed by both Parties upon execution of this Agreement.

         1.27  Product Managers shall mean those managers within FEV and DSPT
               ----------------
that are responsible for the product management of Products, PreExisting Products and Enhanced Products and for resolving in good faith by unanimous agreement any issues relating to their responsibilities. One Product Manager shall be appointed by the Group Manager for each Party for each Product Appendix in accordance with Paragraph 4.7 ("Management").

         1.28  Product Share Tables shall mean tables included in each Product
               --------------------
Appendix defining for each Product, PreExisting Product and Enhanced Product
[*].

         1.29  Proprietary Information shall mean, except as otherwise
               -----------------------
provided in this Agreement, all information marked or designated by a Party as "Proprietary" or "Confidential;" and all information, whether or not in written form, which the receiving Party knows or has reason to know is confidential information of the other Party. As used herein, Proprietary Information includes, but is not limited to, discoveries, ideas, designs, drawings, specifications, techniques, models, data, documentation, customer lists, marketing plans, and financial and technical information.

         1.30  Rest of World ("ROW") shall mean [*].
               ---------------------

         1.31  Technology shall mean proprietary expertise, algorithms,
               ----------
Inventions, trade secrets, ideas, know-how, Patents, copyrightable works, data, designs, processes, specifications, fabrication techniques or parameters or procedures, packaging techniques, recipes, device structures, chemical constituents and formulations, patent applications, and other information owned solely or jointly by the Parties relating to products for the Transportation Industry, including their design, development, manufacture, fabrication, testing or servicing. Technology shall not include Third Party Technology.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         1.32  Territory shall mean such countries [*] as set forth on the
               ---------
Territory List to be initially delivered and executed by the Parties upon execution of this Agreement. The Territory List may be modified from time to time by mutual agreement of the Management Team, as evidenced by each Party executing such revised Territory List.

         1.33  Test and Instrumentation Product shall mean any tool or piece
               --------------------------------
of equipment for measurement and control in the field of research, development and testing for the Transportation Industry.

         1.34  Third Party Technology shall mean any technology jointly owned
               ----------------------
by any Party with any third party or licensed by any Party from any third party.

         1.35  Transportation Industry shall mean the automotive industry,
               -----------------------
off-road equipment manufacturers, marine engine industry, supplier industry, fuels and lubricant industry, automotive engineering development companies, companies developing, manufacturing or selling combustion engines for power generation, and other combustion engine-related companies not specified.

         1.36  Transfer of Control shall mean:
               -------------------

               1.36.1  in the case of DSPT:

                       (a)  [*].

                       (b)  [*].

               1.36.2  in the case of FEV:

                       (a)  [*].

                       (b)  [*].

                       (c)  [*].

                            (i)    [*].

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   [*].

                            (ii)   [*].

                            (iii)  [*].

               1.36.3  [*].

2.  Overview of the Strategic Alliance.
    ----------------------------------

    2.1  Goals.  The Parties intend to [*], which can effectively compete in
         -----
the Transportation Industry. Consistent with the mission, goals and business plan of the strategic alliance as approved and revised by the Management Team from time to time, the Parties will:

         2.1.1  [*].

         2.1.2  [*].

    2.2  Proposal of New Product and Enhancements.  The Parties agree that in
         ----------------------------------------
order to strengthen the strategic nature of this alliance, neither Party will develop or market [*].

    2.3  Parallel Products.  [*].
         -----------------

    2.4  [*] Distributorship.
         --------------------

         2.4.1 DSPT hereby appoints FEV [*] distributor within FEV's Territory of DSPT's PreExisting Products. FEV shall not promote or distribute any products which are directly competitive to such PreExisting Products without the prior written approval of DSPT.

     FEV hereby appoints DSPT [*] distributor within DSPT's Territory of FEV's PreExisting Products. DSPT shall not promote or distribute any products which are directly competitive to such PreExisting Products without the prior written approval of FEV.

     Nothing in this Agreement, however, shall prevent either Party from accepting unsolicited orders for its PreExisting Products from outside of its respective Territory.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         2.4.2 Effective upon the distribution by DSPT of more than [*], DSPT hereby appoints FEV as the [*] of DSPT. DSPT shall provide FEV with notice immediately upon the distribution of the [*]. FEV may decline such appointment [*] by notifying DSPT in writing, and DSPT shall then be [*]. FEV shall not promote or distribute any products which are directly competitive to the Free [*] without the prior written approval of DSPT.

     Effective upon the distribution by FEV of more than three [*], FEV hereby appoints DSPT as the [*] of FEV. FEV shall provide DSPT with notice immediately upon the distribution of the [*]. DSPT may decline such appointment [*] by notifying FEV in writing, and FEV shall then be free to [*]. FEV shall not promote or distribute any products which are directly competitive to the [*] without the prior written approval of FEV.

     Nothing in this Agreement, however, shall prevent either Party from accepting unsolicited orders for its [*] from outside of its respective Territory.

         2.4.3 The Parties shall mutually agree as necessary to the further terms and conditions of the [*] distributorship arrangements set forth in Paragraphs 2.4.1 and 2.4.2.

     3.  Product Appendix Procedure.
         --------------------------

         3.1 Either Party may [*] and submitting [*] it to the [*] for written approval prior to completion of [*].


         3.2 The Parties agree that the development of a [*] and that the [*] of the [*] by both Parties will be a [*]. However, major changes in the [*] and manufacturing site have to be [*]. Other changes may be [*]. [*] will be [*] by the Management Team, so that the Product Share Tables are consistent with the work performed.

         3.3 For the Product Appendix procedure the following general rules will apply:

              3.3.1 A Product Appendix is not required for Continuous Product Improvements. However, the other Party needs to be kept completely informed of such improvements, as set forth in the GPM and in Paragraph 12.1 ("Technology Exchange").

              3.3.2 One Product Appendix is required for each (i) PreExisting Product to be distributed pursuant to Paragraph 2.4 ("[*] Distributorship"),
(ii) Product, and (iii) Enhanced Product.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         3.4 If a Party proposes that the Parties develop a New Product by means of a draft Product Appendix and the other Party declines (in writing or by failing to take action for [*] to participate in the development, the proposing Party is thereafter entitled to [*], subject to the provisions of Paragraphs 3.4.1, 3.4.2 and 3.4.3. If a Party proposes that the Parties develop Enhancements by means of a draft Product Appendix and the other Party declines, (in writing, or by failing to take action for [*], to participate in the development, the other Party is thereafter entitled to [*]. However, the declining Party reserves the right to [*]. The proposing Party shall notify the declining Party, immediately and in writing, of the [*].

              3.4.1  GPM P-1 Phase.  If a Party initially elects not to
                     -------------
participate in a Product Appendix and the other Party proceeds with such Product Development, the declining Party may [*].

              3.4.2  GPM P-1 Phase Completion.  If a Party initially elects
                     ------------------------
not to participate in a Product Appendix, the declining Party may [*].

              3.4.3  Post GPM P-1 Phase.  If a Party initially elects not to
                     ------------------
participate in a Product Appendix and the other Party proceeds with such Product Development and distribution, the declining Party may [*].

         3.5 Notwithstanding the foregoing, neither Party shall be permitted to submit a draft Product Appendix for any Enhancement or New Product, or develop a product without such Product Appendix, which the Proposing Party has reason to know (a) [*], and (b) [*]. Such consent is not to be unreasonably withheld or delayed. Moreover, neither Party shall submit a draft Product Appendix for any Enhancement or series of Enhancements or for Localized Enhancements, or develop such enhancements without such Product Appendix, which enhancements the Proposing Party knows are unnecessary, or impractical, or unmarketable, or not cost-effective. Submission of Product Appendices for Enhancements or development of enhancements [*].

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*].

     4.  Management.
         ----------

         4.1 The management structure will consist of the Management Team, Group Managers and Product Managers.

         4.2 The Management Team will meet a minimum of four times per year at [*] times and locations (or telephonically) to:

              4.2.1 exchange information as defined in a Sample Agenda which shall be initially delivered and executed by both Parties upon execution of this Agreement and which may be modified from time to time [*] of the Management Team of both Parties.

              4.2.2 FEV, its Geschaftsfuhrer and its Group Manager and other FEV affiliates and any other persons with access to this information will each be governed by DSPT's insider trading compliance policy as set forth in DSPT's insider trading policy, which shall be delivered upon execution of this Agreement, while this Agreement remains in effect. Each Party shall restrict access to the information provided under Paragraph 4.2.1 to the Parties listed or to others in the respective organizations with a "need to know."

         4.3 The Management Team will approve the distribution and marketing approach for the Products. The Management Team will also approve the designation of any joint ventures or distributors as necessary for distribution and marketing of the Products.

         4.4 Either FEV or DSPT will be designated in the Product Appendix as being the Product Leader, as approved by the Management Team.

         4.5  [*].

         4.6 DSPT [*] FEV Test Technology Group [*]. Also, FEV [*] DSPT Transportation Group [*]. [*].

         4.7 The Product Managers will have primary responsibility for the working level day-to-day product management of Products developed under the terms of a Product Appendix and for resolving in good faith by unanimous agreement any issues relating to their responsibilities. Each Group Manager shall appoint a Product Manager for each New Product or Enhancement to be developed. The two Product Managers designated for each Product Appendix may vary from appendix to appendix. If the Group Manager fails to appoint such Party's Product Manager for any project, the Group Manager shall serve in such role. Such Product Managers shall initially be described in the applicable Product Appendix. Either Party

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

may change the identity of such Party's Product Manager at any time upon prior written notice to the other Party, but the Parties agree to exercise reasonable restraint in exercising this right so that there is a reasonable continuity of supervision for each development project.

         4.8 Each Product Manager shall be responsible for keeping the other Party's Product Manager informed of the progress of the project and any problems encountered with respect to the research and development work being performed in accordance with the applicable Product Appendix and for responding to any reasonable inquiry made by the other Product Manager regarding any such development work. Each Party has to submit all of the required information as defined in the GPM and Paragraph 12.1 ("Technology Exchange"), and handle the disclosure and receipt of information in accordance with Paragraph 19.7 ("Proprietary Information; Nondisclosure") of this Agreement.

     5.  Resolution of Technical and Business Issues.
         -------------------------------------------

         5.1  [*].

         5.2  [*].

         5.3  [*].

     6.  Contributions of the Parties.
         ----------------------------

         6.1 DSPT and FEV will (i) share in contributing engineering personnel and equipment necessary to carry out each Party's respective portion of the proposed research and development, (ii) share in contributing the use of facilities, and (iii) share in providing other resources to the development effort. Where practicable, the Parties will bear expenses in proportion to their respective portions of the proposed research and development, with final decisions on sharing of expenses and resources to be made by the Group Managers by mutual agreement.

         6.2  Both Parties will [*].

         6.3  Both Parties will [*].

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

         6.4 Both Parties will, as practicable, in a reasonably timely manner, [*], including, but not limited to [*].

         6.5  Both Parties will be [*].

         6.6 Both Parties will, in general, [*]. [*] will be monitored and compared to the development plan in the Product Appendix and the GPM during the development of the Product or Enhanced Product. [*].

         6.7 The Party who manufactures the Products, Enhanced Products and PreExisting Products will be [*]. The purpose of [*] is to [*] on the [*] so that over time [*]. The Parties agree to use reasonable efforts to use information from [*] where commercially reasonable.

         6.8  Each Party will [*].

     7.  Product Revenue Shares.
         ----------------------

         7.1 The Product Share Table for Products, PreExisting Products and Enhanced Products shall [*].

         7.2  Payment.  The Parties shall be paid monthly in U.S. Dollars
              -------
within thirty (30) days of the end of the month in which the customer invoice is partially or fully paid. Payment to the Parties will reflect any reversals due to Product, PreExisting Product or Enhanced Product returns occurring in that month.

     8.  Costs.  Each Party [*]. During the performance of this Agreement, each
         -----
Party shall provide the other Party with reasonable office space, equipment and secretarial help without charge for use by such Party when visiting the facility of the other Party.

     9.  Loaned Equipment, Capital Equipment and Supplies.
         ------------------------------------------------

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

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

         9.1 Each Party will provide the other Party with the equipment and documentation mutually agreed upon in writing by the Parties as necessary for development of the Products described in the Product Appendices as defined in the GPM. All such equipment and documentation will be returned to the lending Party at its request after termination of the Product Development activities hereunder. All equipment loaned by one Party to the other Party shall remain the property of the lending Party. The lending Party shall pay shipping costs for delivery of the equipment to the borrowing Party. Any equipment shall be returned to the lending Party by the borrowing Party, shipping and insurance costs prepaid by the Party returning it. While in the possession of the borrowing Party, the equipment shall be maintained by such Party in good working order and shall be fully insured by such Party.

         9.2 Capital equipment and supplies requirements for each Product Appendix and the GPM which were acquired by one Party shall be the sole property of the acquiring Party absent prior written agreement by the Parties to the contrary. Capital equipment and supplies requirements for each Product Appendix and the GPM which were acquired by use of funds from both Parties shall be the joint property of the Parties, and each Party's ownership shall be in proportion to the portion of the total cost of each item paid for by such Party, absent prior written agreement by the Parties to the contrary. Unless otherwise agreed by the Parties, upon termination of a Product Appendix in connection with which capital equipment has been acquired with the funds of both Parties, the Party owning the majority share of such equipment shall purchase the other Party's ownership interest in full, after deducting depreciation based on a mutually agreed upon depreciation schedule.

    10.  Manufacturing.
         -------------

         10.1 The Party identified as the manufacturing Party for a Product, PreExisting Product or Enhanced Product on the applicable Product Share Table shall manufacture and deliver such Product, PreExisting Product or Enhanced Product as required by the GPM and the applicable Product Appendix. The Product Leader will coordinate with the Party in the role of manufacturer to deliver all Documentation as defined in the GPM and Paragraph 12.1 ("Technology Exchange") to such manufacturing Party.

         10.2 Each Party will [*]. Each Party will use reasonable efforts to ensure that it has no contracts, agreements, understandings or arrangements of any kind with any of its vendors which prevent or will prevent the other Party from buying directly from any such vendor any item or service related to the Products, Enhanced Products or PreExisting Products. Each Party hereby agrees that it will use reasonable efforts to ensure that the other Party is able to directly purchase any time or service related to the Products, Enhanced Products or PreExisting Products which such Party buys from any such vendor under any volume discounts or quantity pricing and terms applicable to such Party. Such vendor list will indicate which of such vendors are sole source vendors. As used herein, a "sole source vendor" shall mean a vendor who is the only manufacturer of a part known and "sole source part" shall mean a part which is manufactured by only one manufacturer. The Party providing the vendor list agrees to notify the other Party of the identity of a second manufacturer of a sole source part promptly after learning the identity of any such manufacturer. All vendor lists provided by a Party shall be deemed to be Proprietary Information of that Party.

         10.3 Each Party will provide support to the other Party for all Products, PreExisting Products and Enhanced Products, and such support shall consist at a minimum of off-site telephone, facsimile and electronic mail support, in the form of consultations, assistance and advice.

         10.4 In the case where a Party has contributed Independent Technology, such contributing Party will provide support to the manufacturing Party in the form of (a) instruction

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

in use of the Documentation and (b) technical support to answer questions related to the manufacturing of the PreExisting Products, Products or Enhanced Products. In the event that the manufacturing Party encounters a problem, the other Party shall provide any data which the manufacturing Party may reasonably request in order to verify, diagnose and correct the error, defect or nonconformity. The Parties shall implement temporary workaround procedures where necessary and shall work in good faith to initiate and complete permanent corrective measures for such problems.

    11.  Product Distribution.
         --------------------

         11.1  All Products and Enhanced Products will [*].

               11.1.1  The Parties may [*].

               11.1.2  The Parties may [*].

         11.2 The responsibilities of the Group Managers of both Parties will include, but not be limited to, the following:

               11.2.1 Tactical marketing tasks in the geographic market, including but not limited to: assistance in product definition; product profitability; advertising and public relations; product and competitive positioning; conferences, seminars and exhibitions; and pricing;

               11.2.2 Key account selling, including but not limited to: establishing target accounts and determining account strategy;

               11.2.3 Technical sales, including but not limited to: presentations; business plans and proposals; customer need identification and selling against the competition;

               11.2.4 Customer support, including but not limited to: hotline; hardware and software support; customer training; commissioning customer dynamometer test cells;

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
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                                       13
applications engineering; project management; system integration; application software engineering; and equipment maintenance and services; and

              11.2.5 Detailed sales forecast for manufacturing, revised monthly.

         12.  Technology Exchange.
              -------------------

              12.1 The FEV and DSPT employees assigned to each Product Appendix shall [*].

              (a)  [*].
              (b)  [*].
                   (i)    [*].
                   (ii)   [*].
                   (iii)  [*].
              (c)  [*].
              (d)  [*].
              (e)  [*].

              12.1.1 For the purpose of effective exchange of technical information and know-how, and the assurance of quality manufacture of Products and Enhanced Products, the Parties shall [*].

              12.2  Each Party will, in its discretion, [*].

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*].

        12.3  [*].

        12.4  [*].

        12.5 In the case where Parties agree, pursuant to the terms of a particular Product Appendix, to distribute a Product, Enhanced Product or PreExisting Product under a trademark owned by one of the Parties, the trademark license terms described in Paragraph 22 ("Limited Right to Use Trademarks") will be applicable. In the case where the Parties agree, pursuant to the terms of a particular Product Appendix, to distribute a Product, Enhanced Product or PreExisting Product under a new trademark, the Group Managers will meet and mutually agree upon the new trademarks, and the ownership of such trademarks will be registered by one of the Group Managers as mutually agreed upon. In any case where the Parties have mutually agreed in the applicable Product Appendix that one or more trademark(s) of a Party will be used on Products, Enhanced Products or PreExisting Products or where a new trademark for use by both Parties is registered only by one Party, the trademark owner will grant the other Party a nonexclusive, limited right, to the extent that trademark owner has the authority to grant such limited right, to use the trademark owner's trademarks described in the applicable Product Appendix only on the Products, Enhanced Products and PreExisting Products designated therein, in product literature, promotion and advertising for the Products, Enhanced Products or PreExisting Products. Such license will terminate [*].

        12.6 The designation of a product as an Enhancement in the applicable Product Appendix is a conclusive determination of the status of such product.

        12.7 The designation of a product as a New Product in the applicable Product Appendix is a conclusive determination of the status of such product.

        12.8 In the event that either Party proposes to contribute Third Party Technology to a proposed Product Appendix, the Parties shall, prior to the execution of such proposed Product Appendix, mutually agree as to the appropriate arrangements regarding the terms of a license to use such Third Party Technology in any successfully developed New Product or Enhancement developed pursuant to such proposed Product Appendix.

   13.  Term and Termination.
        --------------------

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         13.1 The initial term of the Agreement will be a period of three (3) years from the Effective Date (the "Initial Term") and the Agreement will remain in effect thereafter unless and until terminated hereunder.

         13.2  [*].

         13.3  Each Product Appendix will remain in effect as long as [*].

               13.3.1  [*].

               13.3.2  [*].

               13.3.3  [*].

               13.3.4  [*].

                       13.3.4.1    (a)  [*].


[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (b)   [*]

          13.3.4.2   [*]


          13.3.4.3   [*]


          13.3.4.4   [*]

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          [*]

          13.3.5  [*]

          13.3.6  [*]

          13.3.7  [*]

     14.  Termination Effect.
          ------------------

          14.1 Except as set forth below, upon termination of any or all Product Appendices or this Agreement, [*]

          14.2 Upon termination of the Agreement (or a Product Appendix or Product Appendices),[*]

              (a) [*] or

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              (b) [*] or

              (c) [*] or

              (d) [*]

     After [*] years from termination:

          14.2.1  [*]

          14.2.2  [*]

          14.2.3  [*]

     14.3  [*]

     14.4  [*]

     14.5  [*]

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     [*]

     14.6  [*]

     14.7  Effect of Termination on Joint Ventures.  [*]
           ---------------------------------------

     14.8  Payment of Compensation.  [*]
           -----------------------

     15.  Continuing Manufacturing Obligation.
          -----------------------------------

          15.1  [*]

          15.2  [*]

     16.  Limitation of Liability; Indemnification in Connection with
          -----------------------------------------------------------
Distribution.
------------
          16.1 SUBJECT TO [*] NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, SPECIAL, INDIRECT OR INCIDENTAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN AN ACTION BASED ON

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY, EVEN IF INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING THE FAILURE OF ANY OTHER REMEDY PROVIDED HEREIN.

     16.2 Each Party shall bear its own risks of any claims of any loss, injury or damage by a private third party, government, or governmental or regulatory agency arising out of or in connection with the development, design, manufacture or distribution of Products and Enhanced Products by each Party, and shall promptly inform the other Party of any action based on such claim. Each Party, at its own expense, shall carry adequate liability and property insurance to cover such risks, and if requested by the other Party, shall deliver to the other Party evidence reasonably satisfactory to the other Party of such insurance. Nothing in the Paragraph 16.2, however, shall be deemed to prohibit either Party from joining the other Party as a party in any such action, or from seeking indemnification to which the Party may be entitled under any applicable legal or equitable principle (pursuant to Paragraph 23.8.2 ("Arbitration") of this Agreement) from the other Party for any costs, expenses or damages incurred by such Party as a result of such action.

     17.  Disclaimers.  NOTHING IN THIS AGREEMENT SHALL BE INTERPRETED OR
          -----------
CONSTRUED AS:

     A WARRANTY OR REPRESENTATION OF EITHER PARTY AS TO THE VALIDITY OR SCOPE OF ANY PATENT;

     A WARRANTY OR REPRESENTATION THAT ANY PRODUCT OR PREEXISTING PRODUCT MADE, USED OR OTHERWISE DISPOSED OF BY EITHER PARTY IS OR WILL BE FREE FROM INFRINGEMENT OF PATENTS, TRADEMARKS OR COPYRIGHTS OF THIRD PARTIES;

     REQUIRING EITHER PARTY TO INDEMNIFY THE OTHER PARTY IN THE EVENT OF A CLAIM BY ANY THIRD PARTY THAT ANY TECHNOLOGY, PREEXISTING PRODUCT OR PRODUCT SUPPLIED PURSUANT TO THIS AGREEMENT INFRINGES SUCH THIRD PARTY'S PATENTS, TRADEMARKS OR COPYRIGHTS, AS THE PARTIES SPECIFICALLY AGREE THAT THEY EACH BEAR THEIR OWN RISKS IN THIS REGARD.

     EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, REQUIRING EITHER PARTY TO FILE, SECURE, OR MAINTAIN IN FORCE ANY PATENT, PATENT APPLICATION, COPYRIGHT REGISTRATION, OR SEMICONDUCTOR CHIP PROTECTION ACT REGISTRATION;

     EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, AN OBLIGATION THAT EITHER PARTY WILL ENFORCE ANY INTELLECTUAL PROPERTY RIGHTS, INCLUDING RIGHTS RELATING TO TRADEMARKS AND TRADE NAMES, AGAINST A THIRD PARTY FOR THE BENEFIT OF THE OTHER PARTY;

     GRANTING BY IMPLICATION, ESTOPPEL, OR OTHERWISE ANY LICENSES OR SUBLICENSING RIGHTS NOT EXPRESSLY GRANTED PURSUANT TO THIS AGREEMENT;

     EXCEPT FOR RIGHTS EXPRESSLY GRANTED BY THIS AGREEMENT, CONFERRING ANY RIGHT TO USE IN ADVERTISING, PUBLICITY, OR OTHERWISE ANY TRADEMARK OR TRADE NAME; OR

     A REPRESENTATION OR WARRANTY OF ANY KIND REGARDING THE PERFORMANCE OF ANY TECHNOLOGY, PREEXISTING PRODUCT OR PRODUCT SUPPLIED PURSUANT TO THIS AGREEMENT, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY PREEXISTING PRODUCT OF EITHER OF THE PARTIES, ANY NEW PRODUCT OR ENHANCEMENTS INCORPORATING OR FABRICATED BY USE OF ANY OF THE TECHNOLOGY DEVELOPED OR LICENSED HEREUNDER.

     18.  Representations and Warranties.
          ------------------------------
          18.1  DSPT hereby represents and warrants to FEV as follows:

          18.1.1  DSPT Organization and Standing.  DSPT is a corporation duly
                  ------------------------------
organized, validly existing and in good standing under the laws of California, with all requisite power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

          18.1.2  DSPT Authorization.  DSPT has all corporate rights, power and
                  ------------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by DSPT and the consummation by DSPT of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of DSPT. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of, any of the material terms, provisions or conditions of any material agreement or instrument to which DSPT is a Party or by which DSPT is bound.

          18.1.3  DSPT Authority to Grant Rights. DSPT has full legal authority
                  ------------------------------
to grant all of the rights granted to FEV hereunder without violating any agreements between DSPT and any third party.

     18.2 FEV hereby represents and warrants to DSPR as follows:

          18.2.1  FEV Organization and Standing. FEV is a GmbH & Co. KG duly
                  -----------------------------
organized, validly existing and in good standing under the laws of Germany, with all requisite power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

          18.2.2  FEV Authorization.  FEV has all corporate rights, power and
                  -----------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by FEV and the consummation by FEV of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of FEV. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of, any of the material terms, provisions or conditions of any material agreement or instrument to which FEV is a Party or by which FEV is bound.

          18.2.3  FEV Authority to Grant Rights.  FEV has full legal authority
                  -----------------------------
to grant all of the rights granted to DSPT hereunder without violating any agreements between FEV and any third party.

     19.  Proprietary Rights.
          ------------------

     19.1  [*]

     19.2  [*]

     19.3  [*]

     19.4  Obtaining and Maintaining Intellectual Property Rights: Use.
           -----------------------------------------------------------

          19.4.1 Each Party agrees to execute, upon written request of the other Party, [*] and that is subject to copyright protection to the other Party ([*]). Such transfer shall be executed in the form attached to this Agreement as Exhibit A ("[*]").
---------

          19.4.2 Each Party agrees to assist the other Party in any reasonable manner to obtain and enforce Intellectual Property Rights [*] for the requesting Party's benefit in any and all countries, and each Party agrees to execute, when requested, applications and assignments to the requesting Party and any other lawful documents deemed necessary by the requesting party to carry out the ownership provisions of this Agreement. If called upon to render assistance under this Paragraph 19.4.2, a Party will be entitled to a fair and reasonable fee, in addition to reimbursement of expenses incurred, at the prior written request of the other Party.

          19.4.3 Each Party agrees to use reasonable commercial efforts to apply appropriate patent markings, and copyright and trademark notices to each Product, Enhanced Product or PreExisting Product it distributes.

     19.5  Employee and Contractor Agreements.  Each Party represents that all
           ----------------------------------
persons who perform work for a Product Appendix (whether employees or contractors) shall have executed appropriate agreements which vest all Intellectual Property Rights related to a Product Appendix in such Party in accordance with the terms of this Agreement. FEV and/or DSPT, as applicable, agree to require, by written agreement, their employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by FEV and/or DSPT each Joint Invention made under a Product Appendix in order that FEV and/or DSFIT can execute all papers necessary to file patent applications on each Joint Invention. FEV or DSPT, as applicable shall instruct such employees through employee agreements or other suitable education programs on the importance of reporting Inventions in sufficient time to permit the filing of patent applications prior to United States, German or any other foreign statutory bar.

     19.6  Status Meeting.  The Parties will [*]
           --------------
[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     [*]

     19.7  Proprietary Information; Nondisclosure.
           --------------------------------------

          19.7.1  Obligation.  Each Party shall, following receipt of
                  ----------
Proprietary Information, keep in confidence and trust all such Proprietary Information, and shall not use or disclose such Proprietary Information other than as permitted under this Agreement unless otherwise mutually agreed in writing by the Parties. The receiving Party shall use the same degree of care to avoid unauthorized dissemination of such Proprietary Information as it employs with regard to its own information of a similar nature which it does not desire to have disseminated, and in all cases the receiving Party warrants that such degree of care is at least reasonable care. Each Party agrees to advise those employees and others who have a need to know and who have access to the Proprietary Information of the disclosing Party of their respective responsibilities with respect to such Proprietary Information at the time such access is first granted and also at the time such employees are transferred or reassigned within the receiving Party or at the time of termination of employment with the receiving Party, whichever first occurs. It is understood that receipt of Proprietary Information under this Agreement shall not create any obligation in any way limiting or restricting the assignment and/or reassignment of the employees of either Party within the organization of such Party.

          19.7.2  Exceptions.  Information shall not be deemed Proprietary
                  ----------
Information, and the receiving Party shall have no obligation with respect to any information which (a) is already known to the receiving Party without nondisclosure restrictions before it is first received from the disclosing Party as indicated by written records; (b) is or becomes publicly known through no act or omission of the receiving Party; (c) is received by the receiving Party from a third Party without nondisclosure restrictions and without breach of this or any similar Agreement; or (d) is developed by the receiving Party independently and without benefit of the information revealed pursuant to this Agreement. Further, a Party may disclose Proprietary Information: (x) in response to a valid order of a court or subdivision thereof, provided, however, that the Party
                                               --------  -------
making the disclosure pursuant to the order shall first have given notice to the other Party and have made a reasonable effort to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purposes for which the order was issued; (y) as otherwise required by law; or
(z) as necessary to establish rights under this Agreement.

          19.7.3  Third Party Proprietary Information. Neither Party shall
                  -----------------------------------
disclose to the other Party or to any employee or contractor of the other Party any proprietary information of any third Party in contravention of any Agreement with such third Party. If any such third Party proprietary information is subject to use or disclosure restrictions imposed by such third Party, the disclosing Party shall provide written notice of such restrictions to the receiving Party prior to the time of disclosure and the receiving Party shall advise the disclosing Party as to whether or not such information is desired under such restrictions. If the receiving Party agrees to receive the third Party proprietary information, the receiving Party shall comply with any such restrictions identified by the disclosing Party in the written notice.

          19.7.4  Disclosure by Marketing of Products or Services. The marketing
                  -----------------------------------------------
of any product or service which inherently discloses the Proprietary Information of either Party shall not in itself be deemed to be a prohibited publication or disclosure of such Proprietary Information for purposes of Paragraph 19.7 ("Proprietary Information; Nondisclosure") of this Agreement.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          19.7.5  Disclosure by Publication.  From time to time the Parties may,
                  -------------------------
individually or jointly, wish to present papers or publish papers on the research conducted under this Agreement. Prior to any such presentation or publication the presenting/publishing Party will allow the other Party a reasonable opportunity, and shall provide notice thereof at least fifteen (15) days prior to the proposed presentation, to review the proposed presentation materials or publication to insure that the release of such information to the general public will be consistent with the treatment required for such information under the terms of this Agreement. Neither Party will present or publish any information containing Joint Technology without mutual agreement that such information can be made public consistent with the terms of this Agreement.

     20.  Filing of Patent Applications.
          -----------------------------
          20.1  Joint Invention.
                ---------------

              20.1.1  In the [*] status meetings, DSPT and FEV will [*].


              20.1.2  [*].


          20.2  No Disclosure.  Neither Party shall disclose in any patent
                -------------
application it may file, any Invention, discovery, technology or improvement owned solely by the other Party without first obtaining the written permission of the other Party prior to making such disclosure.

         20.3  Infringement Claims.  With respect to Independent Technology,
               -------------------
each Party shall be responsible for filing, at its own expense, any action alleging that a third Party has infringed or misappropriated the ownership rights of such Party. Neither Party shall have any obligation to file any such action, and there shall be no accounting to the other Party in the event of a favorable judgment of award in such an action. Each Party acknowledges that the other Party is free to settle any such disputes as deemed appropriate by the other Party so long as such settlement is consistent with any Intellectual Property Rights treatment required by the terms of this Agreement. DSPT and FEV agree to cooperate with each other in any Intellectual Property Rights litigation by one of the Parties as a licensee of the other Party's Independent Technology, so long as the licensee Party reimburses the owner Party for reasonable attorneys' fees and out-of pocket costs. [*].


[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     21.  Invention Disclosure and Filing of Patent Application by FEV and DSPT.
          ---------------------------------------------------------------------

          21.1  Disclosure.  The disclosure by the inventing Party to the other
                ----------
Party shall be in the form of a written report and shall identify the inventor(s), The disclosure must (i) be sufficiently complete in technical detail to convey a clear understanding to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the [*], and (ii) the disclosure must also identify any publication, on sale or public use of the [*] and whether a manuscript describing the [*] has been submitted for publication at the time of disclosure. In addition, after disclosure, the disclosing Party will promptly notify the other Party of the acceptance of any manuscript describing the [*] for publication or of any sale or public use planned by FEV and/or DSFIT.

          21.2  Filing.  Subject to the terms of this Agreement, FEV and/or DSPT
                ------
will file an initial patent application on a [*] to which it elects to retain title within six (6) months after election of title or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States or any other nation or patent authority after a publication, on sale, or public use. Subject to the terms of this Agreement, FEV and/or DSPT will file patent applications in additional countries or international patent offices within ten (10) months of the corresponding initial patent application.

     21.3  Cooperation.  Each Party agrees to cooperate with the other Party and
           -----------
to provide the information each Party needs to comply with the obligations under the terms of Paragraph 21 ("Invention Disclosure and Filing of Patent Application by FEV and DSPT") of this Agreement.

     21.4  Decisions.  Each Party agrees to notify the other of any decisions
           ---------
not to continue the prosecution of a patent application, (ii) pay maintenance fees, or (iii) defend in a reexamination or opposition proceeding on a patent, in any country, not less than sixty (60) days before the expiration of the response period required by the relevant patent office. In the case of [*] the Parties will be considered to have been notified with respect to (i), (ii) or (iii) above on the basis of the decisions made in the quarterly Status Meetings or as otherwise mutually agreed by the Parties.

     22.  Limited Right to Use Trademarks.
          -------------------------------

          22.1 Any use of a Party's trademarks shall be in accordance with applicable trademark law. Each Party agrees not to attach additional trademarks, logos or trade designations to Products, Enhanced Products or PreExisting Products except as mutually agreed to in writing in the applicable Product Appendix. Each Party agrees that whenever the trademarks owned by the other Party as of the Effective Date (the "Trademarks") are used in advertising or in any other manner, they shall clearly indicate the other Party as the trademark owner. Each Party agrees not to do or cause to be done any act or anything contesting or in any way impairing or reducing the trademark owner's right, title, and interest in the Trademarks of the other Party. Each Party understands and agrees that use of the Trademarks of the other Party in connection with the Products, Enhanced Products or PreExisting Products shall not create any right, title, or interest, in or to the use of the Trademarks of the other Party and that all such uses and goodwill associated with such Trademarks will inure to the benefit of the other Party. Each Party agrees that the nature and quality of any products or services supplied in connection with such Trademarks of the other Party shall conform to the standards set by the other Party. Each Party agrees to cooperate with the other Party in facilitating the monitoring and control of the nature and quality of such products and services, and to supply the other Party with specimens of use of the Trademarks of the other Party upon request, including, without limitation, during inspections pursuant to Paragraph
12.1.1 ("Technology Exchange"). The owner of the Trademark shall have the sole right and discretion to bring legal or administrative proceedings to its rights in the

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Trademark including actions for trademark infringement or unfair competition proceedings involving its Trademarks. Each Party, at the request and expense of the other Party, shall provide the other Party with any specimens, execute all applications for trademark registrations, trademark assignments or similar documents for the other Party's Trademarks, and shall perform any other similar act reasonably necessary (i) for such Party to secure or maintain any and all trademark rights in any country, provided that the Parties are marketing the New Products or Enhancements in association with such other Party's Trademarks in such country or (ii) to effectuate the lawful right to use product names, designations or Trademarks owned by the other Party as reasonably required by the other Party.

          22.2 As of the Effective Date, the Parties own the Trademarks set forth on Exhibit B. The use of such Trademarks by the non-owning Party in
         ---------
connection with any PreExisting Product, Product, Free Product or Enhanced Product requires the prior written consent of the other Party. The non-owning Party shall cease any use of the other Party's Trademarks upon termination of this Agreement. Neither Party shall at any time attempt to register the Trademarks owned by the other Party or any trademark confusingly similar to such Trademarks, nor shall either Party use any such confusingly similar trademarks on its own products. This obligation shall survive the termination of the non-owning Party's right to distribute such PreExisting Product, Product, Free Product or Enhanced Product under this Agreement.

     23.  General Terms and Conditions.
          ----------------------------

          23.1  Notices.  All notices shall be addressed to the Parties at the
                -------
address first described above and given in writing either by personal delivery to the Party to whom notice is given, or by confirmed facsimile, or by certified mail. The date upon which any such notice is so personally delivered, or the date of confirmation of facsimile or date of delivery of certified mail, shall be deemed to be the date of such notice, irrespective of the date appearing therein.

          23.2  Export Control.  Both Parties acknowledge that the export
                --------------
control laws and regulations of the United States, Germany and other nations may restrict the export and re-export of certain commodities and technical data, possibly including [*]. Both Parties agree to comply with all export controls imposed on Restricted Technology by any country or organization or nations within whose jurisdiction(s) such Party does business. Both Parties agree that they will not export or re-export [*] in any form without complying with the export control laws of the relevant jurisdiction(s).

          23.3  Force Majeure.  Either Party shall be excused from any delay or
                -------------
failure in performance hereunder caused by any occurrence or contingency beyond its reasonable control, including, but not limited to, an act of God, earthquake, labor disputes, shortages of materials or supplies, riots, and transportation difficulties. The obligations and rights of the Party so excused shall be extended on a day-to-day basis for the time period equal to the period of such excusable delay. In order to obtain a suspension under this subsection, the Party delayed shall send written notice of the delay and the reason therefor to the other Party within seven (7) calendar days from the time the Party delayed knew of the delay in question.

          23.4  Waiver.  Any waiver of any right or remedy under this Agreement
                ------
must be in writing and signed by the Party to be bound to be effective. No delay or omission in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a waiver of any right or remedy on any future occasion.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          23.5  Assignment.  This Agreement may not be assigned, in whole or in
                ----------
part, by either Party without the prior written consent of the other Party hereto, except that without securing such prior consent and subject to Paragraph 13.3.4.2, either Party hereto shall have the right to assign this Agreement to any successor to such Party by way of merger or consolidation or the acquisition of substantially all of the entire business and assets of DSPT or FEV, providing that such successor shall expressly assume all of the obligations and liabilities of such Party under this Agreement. Such consent shall not be unreasonably withheld. Any assignment prohibited hereunder shall be null and void and shall constitute a material breach of this Agreement.

          23.6  Headings.  All Paragraph captions are for reference only and
                --------
shall not be considered in construing this Agreement.

          23.7  Severability.  If any provision of this Agreement is held
                ------------
invalid by any law, rule, order or regulation of any government, or by the final determination of a court of last resort, or a court whose decision was not appealed with the appropriate time limit, such invalidity shall not affect (a) the other provisions of this Agreement, (b) the application of such provision to any other circumstance other than that with respect to which this Agreement was found to be unenforceable; or (c) the validity or enforceability of this Agreement as a whole.

          23.8  Governing Law, Arbitration.
                --------------------------

              23.8.1 This Agreement (including its exhibits) and all amendments thereto, and all arrangements made hereunder among the Parties (including but not limited to the transfer of ownership and the Product Appendices) shall be governed by [*] substantive law. However, this clause is not intended to override the principle of territoriality in respect to intellectual and industrial property rights as expressed in [*]. [*] shall not apply to this Agreement.

              23.8.2  Arbitration.  Any dispute arising out of or in connection
                      -----------
with this Agreement (including its exhibits) and all amendments thereto, and all arrangements made hereunder among the Parties, including disputes on its conclusion, binding effect, amendment and termination, shall be resolved, to the exclusion of the ordinary courts, by a [*]. If there are not more than two parties involved in the procedure, each Party nominates an arbitrator.

     The proceedings shall be held in [*] unless the Parties shall mutually agree otherwise in writing. The proceedings shall be conducted in [*] language, and any award shall be written in [*] language.

     The Parties shall be entitled to resort to any competent state court in any jurisdiction for provisional, preliminary or interlocutory relief, which court shall apply [*] substantive law insofar as specific laws of the competent state court are not mandatorily applicable. In the event that the requesting Party obtains provisional, preliminary or interlocutor relief, such party shall institute the arbitration within the time limit set by the rules of the state court, but not later that sixty (60) days after the entry into force of the order of such state court granting such relief.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

          23.9  No Joint Venture.  Except as to any joint venture distribution
                ----------------
arrangements established pursuant to Paragraph 11.1.1 ("Product Distribution"), each Party hereto shall act as an independent contractor and nothing in this Agreement is intended to or shall be construed as creating any partnership, joint venture or other similar relationship between the Parties hereto. No relationship, other than that created by and set forth in this Agreement, shall be established by any reference to the Parties operating as "allies" and "partners".

          23.10  Publicly and News Releases.  Any news release, public
                 --------------------------
announcement, or advertisement or publicity proposed to be released by either Party concerning the existence of this Agreement, its terms or conditions or the activities of either Party in connection with this Agreement shall be subject to the written approval of the other Party prior to release and such approval will not be unreasonably withheld.

          23.11  Counterparts.  This Agreement may be executed in counterparts,
                 ------------
each of which shall be an original, and all of which together shall constitute one instrument.

          23.12  Rules and Regulations of the Parties.  The employees of FEV and
                 ------------------------------------
DSPT shall obey all pertinent rules and regulations of the other Party while on the premises of the other Party during any activities pursuant to this Agreement.

          23.13  Transactions.  Nothing contained herein shall restrict either
                 ------------
DSPT or FEV from quoting, offering to sell, or selling to others any products, items or services which it regularly offers for sale, which are not covered by this Agreement.

          23.14  Survival.  As applicable, the obligations of this Agreement in
                 --------
Paragraphs 8 ("Costs"); 9 ("Loan Equipment, Capital Equipment and Supplies"); 10 ("Manufacturing"); 12.4, 12.5 ("Technology Exchange"); 13.3.4.4(v) and (vi) ("Term and Termination"); 14 ("Termination Effect"); 15 ("Continuing Manufacturing Obligation"); 16 ("Limitation of Liability"); 17 ("Disclaimers"); 18 ("Representations and Warranties"); 19, except for 19.5 and 19.6 ("Proprietary Rights"); 20.1.2, 20.2, 20.3 ("Infringement Claims"); 21.4 ("Invention Disclosure and Filing of Patent Application by FEV and DSFIT"); 22 ("Limited Right to Use Trademark"); and 23 ("General Terms and Conditions") of this Agreement shall survive any termination or expiration hereof.

          23.15  Integration.  This Agreement and all exhibits thereto (which
                 -----------
are hereby incorporated herein by reference as fully as if set forth in the body of this Agreement) constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding any prior or contemporaneous oral or written agreements or understandings.

          23.16  Modifications.  No subsequent alterations, amendments or
                 -------------
additions hereto shall be binding and valid unless reduced to writing and signed by an authorized representative of each Party.

          23.17  Attorneys' Fees.  Except for mediation where all costs shall be
                 ---------------
shared equally, the prevailing Party in any dispute arising out of or in connection with this Agreement, including appeals, shall be awarded their reasonable attorneys' fees, costs and expenses, including experts' fees.

          23.18  Third Party Obligations.  Where this Agreement refers to duties
                 -----------------------
of parties who are not Parties to this Agreement (the "Third Parties"), the Party which is closest to the relevant Third Party shall procure an undertaking of such Third Party that such Third Party will comply with the relevant duties and obligations contained in this Agreement.

     IN WITNESS WHEREOF, the authorized representatives of the Parties have executed this Agreement as of the Effective Date:

FEV:                                       DSPT:

FEV Motorentechnik GmbH & Co. KG           DSPT Technology Inc.

By: /s/ Professor Franz F. Pischinger      By: /s/ F. Gil Troutman
    ---------------------------------        -----------------------------------
Typed Name: Professor Franz F. Pischinger  Typed Name: F. Gil Troutman
Title: Geschaftsfuhrender Gesellschafter   Title: President and CEO

                                       30